UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2008

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ANADIGICS, INC.
(Exact name of registrant as specified in its charter)

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Delaware	0-25662	22-2582106
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 Mt. Bethel Road, Warren, New Jersey                                                                                                                                 07059
          (Address of principal executive offices)                                                                                                                           (zip code)

Registrant’s telephone number, including area code: (908) 668-5000

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 2, 2008, the Board of Directors of Anadigics, Inc. (the “Company”) appointed Mr. Gilles Delfassy a director.  Mr. Delfassy has not yet been appointed to a committee of the Board of Directors.  Prior to his appointment as a Board member, Mr. Delfassy was a senior vice president and executive officer of Texas Instruments Incorporated for thirteen years.

Under our standard compensation arrangement available to non-employee directors, Mr. Delfassy will  receive an annual retainer of $20,000, and $1,000 for each Board meeting and each committee meeting of the Board attended, with a cap of $2,500 per day.  The Company will reimburse Mr. Delfassy for ordinary expenses incurred in connection with his attendance at such meetings.  As a new non-employee director, Mr. Delfassy is entitled to receive an initial grant of stock options, restricted stock, or a combination thereof, not to exceed 20,000 shares and a value, as of the date of grant, of $130,000.  Such grant vests one third annually over a three year period.  Mr. Delfassy is also entitled to receive, at the beginning of each fiscal year, an annual equity grant of stock options, restricted stock, or a combination thereof, not to exceed 20,000 shares and a value, as of the date of grant, of $130,000.  Each such grant vests one year from the grant date.  There are no other arrangements or understandings between Mr. Delfassy and any other person pursuant to which Mr. Delfassy was selected as a director and there are no related party transactions between Mr. Delfassy and the Company.

A copy of the press release, dated January 8, 2008, announcing the appointment of Mr. Delfassy to the Board of Directors of the Company is filed as Exhibit 99.1 to this report.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.            Description

99.1                        Press release, dated January 8, 2008, announcing the appointment of Gilles Delfassy to the Board of Directors of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:                      January 8, 2008

ANADIGICS, Inc.

By:   /s/  Thomas C. Shields

Name:  Thomas C. Shields
                                        Title:   Executive Vice President and Chief  Financial Officer

EXHIBIT INDEX

Exhibit No.  Description of Exhibit

99.1     Press release dated January 8, 2008 announcing the appointment of Gilles Delfassy to the Board of Directors of the Company.

ANADIGICS Appoints Gilles Delfassy to Board of Directors

Wireless Industry Veteran Brings Leadership and Innovation Experience to Board

Warren, NJ, January 8, 2008 — ANADIGICS, Inc. (Nasdaq: ANAD), a leading provider of semiconductor solutions in the broadband wireless and wireline communications markets, today announced the appointment of Gilles Delfassy, retired Senior Vice President, Worldwide Wireless Terminals Business Unit, Texas Instruments Incorporated, to its Board of Directors.

“Gilles has been a champion of mobile communications worldwide for several decades and brings a wealth of sophisticated business acumen and technical wireless expertise to our next generation of enabling semiconductor technology,” stated Bami Bastani, Ph.D., President & CEO of ANADIGICS, Inc. “As the newest member of our Board of Directors, Gilles will be invaluable in helping shape the future of ANADIGICS as we continue to grow and expand in the Wireless market and explore new, yet untapped applications for our leading-edge broadband wireless and wireline communication technology.”

An industry-respected veteran with over 28 years of experience in global business development and wireless technology, Delfassy had been at the helm of Texas Instrument’s successful wireless terminals business unit since its inception in 1995, growing it into a multibillion dollar operation.

“This is an exciting time for me to join ANADIGICS’ Board of Directors,” said Delfassy. “As the industry addresses the ever-increasing complexities of next-generation wireless networks, ANADIGICS’ leading-edge technology will continue to morph and evolve to meet the future needs of our wireless and broadband customers in 3G, 4G and beyond.”

With the appointment of Delfassy, ANADIGICS’ Board of Directors now consists of Ronald Rosenzweig, Chairman of the Board; Bami Bastani, ANADIGICS, Inc.; Paul Bachow, CPA, Senior Managing Director, Bachow & Associates, Inc.; David Fellows, Executive Vice President of Comcast Cable, Comcast Corp.; Harry Rein, General Partner, Foundation Medical Partners; Lewis Solomon, Co-Founder and Chief Executive Officer, Broadband Services, Inc.; and Dennis Strigl, President and Chief Operating Officer, Verizon Communications Inc.

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About ANADIGICS

ANADIGICS, Inc. (Nasdaq: ANAD - News) is a leading provider of semiconductor solutions in the rapidly growing wireless handset and broadband communication markets. Founded in 1985 and headquartered in Warren, NJ, the company's award-winning products include power amplifiers for wireless handsets, WLAN and WiMAX; CATV tuner integrated circuits, active splitters and CATV infrastructure line amplifier ICs, which can be sold individually or packaged as integrated RF and front end modules. For more information, visit: www.anadigics.com.

Safe Harbor Statement

Except for historical information contained herein, this press release contains projections and other forward-looking statements (as that term is defined in the Securities Exchange Act of 1934, as amended). These projections and forward-looking statements reflect the Company's current views with respect to future events and financial performance and can generally be identified as such because the context of the statement will include words such as "believe", "anticipate", "expect", or words of similar import. Similarly, statements that describe our future plans, objectives, estimates or goals are forward-looking statements. No assurances can be given, however, that these events will occur or that these projections will be achieved and actual results and developments could differ materially from those projected as a result of certain factors. Important factors that could cause actual results and developments to be materially different from those expressed or implied by such projections and forward-looking statements include those factors detailed from time to time in our reports filed with the U.S. Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2006.